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                                                                 Exhibit 10.5(b)


                         VIASOURCE COMMUNICATIONS, INC.
                             2000 STOCK OPTION PLAN


         1.       ESTABLISHMENT, EFFECTIVE DATE AND TERM

         VIASOURCE COMMUNICATIONS, INC., a New Jersey corporation ("Viasource") hereby establishes the "Viasource Communications, Inc. 2000 Stock Option Plan" (the "Plan"). The effective date of the Plan shall be May 23, 2000 (the "Effective Date"), which is the date that the Plan was approved and adopted by the Board of Directors of Viasource (the "Board"). Unless earlier terminated pursuant to Section 17 hereof, the Plan shall terminate on May 23, 2010.

         2.       PURPOSE

         The purpose of the Plan is to advance the interests of Viasource by providing Eligible Individuals (as defined in Section 6 below) with an opportunity to acquire or increase a proprietary interest in Viasource, which thereby will create a stronger incentive to expend maximum effort for the growth and success of Viasource and Viasource's subsidiaries, and will encourage such individuals to remain in the employ of Viasource or one or more of its subsidiaries.

         3.       TYPE OF OPTIONS

         Each stock option granted under the Plan (an "Option") may be designated by the Board, in its sole discretion, either as (i) an "incentive stock option" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or
(ii) as a non-qualified stock option which is not intended to meet the requirements of Section 422 of the Code; PROVIDED that Incentive Stock Options may only be granted to employees of Viasource, any "subsidiary corporation" as defined in Section 424 of the Code (a "Subsidiary") or any "parent corporation" as defined in Section 424 of the Code (a "Parent") (Viasource, Parent and Subsidiary are collectively referred to as the "Company"). In the absence of any designation, Options granted under the Plan will be deemed to be non-qualified stock options. The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as incentive stock options under Section 422 of the Code. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as non-qualified stock options automatically on the date of such failure to continue to meet such requirements without further action by the Board.

         4.       ADMINISTRATION

                  (a) BOARD. The Plan shall be administered by the Board, which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Option granted or Option

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                           Agreement (as defined in Section 9 below) entered
                           into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Board executed in accordance with Viasource's Articles of Incorporation and By-Laws and applicable law. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

                  (b) COMMITTEES. The Board may, in its discretion, from time to time appoint one or more committees (the "Committees"). Where appropriate, any reference to the Board in this Plan or an Option Agreement shall also mean such Committees as appointed by the Board. In the event that Viasource is a "publicly held corporation" as defined in Section 162(m)(2) of the Code (a "Public Company"), the Board shall appoint a committee consisting of not less than three members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a "non-employee director" and an "outside director" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" for purposes of Section 162(m) of the Code (the "Outside Director Committee"). The Board, in its sole discretion, may provide that the role of the Committees shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committees such powers and authorities related to the administration of the Plan, as set forth in Section 4(a) above, as the Board shall determine, consistent with the Articles of Incorporation and By-Laws of Viasource and applicable law. The Board may remove members, add members, and fill vacancies on the Committees from time to time, all in accordance with Viasource's Articles of Incorporation and By-Laws, and with applicable law. The majority vote of a Committee, or acts reduced to or approved in writing by a majority of the members of a Committee, shall be the valid acts of the Committee.


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                  (c)      NO LIABILITY. No member of the Board or of the
                           Committees shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

                  (d) DELEGATION TO THE COMMITTEES. In the event that the Plan or any Option granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by a Committee if the power and authority to do so has been delegated to such Committee by the Board as provided for in Section 4(b) above. Unless otherwise expressly determined by the Board, any such action or determination by a Committee shall be final and conclusive.

         5.       COMMON STOCK


        The capital stock of Viasource that may be issued pursuant to Options granted under the Plan shall be shares of common stock, with no par value, of Viasource (the "Common Stock"), which shares may be treasury shares or authorized but unissued shares. The total number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall be 3,800,000 shares, subject to adjustment as provided in Section 19 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Common Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

         6.       ELIGIBILITY

         Options may be granted under the Plan to (i) any employee, officer, or director (employee and non-employee directors) of the Company, and (ii) any independent contractor or consultant performing services for the Company as determined by the Board from time to time on the basis of their importance to the business of Viasource (collectively, "Eligible Individuals"), provided that Incentive Stock Options may only be granted to employees of the Company. An individual may hold more than one Option, subject to such restrictions as are provided herein.

         7.       GRANT OF OPTIONS

         Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Board may determine ("Optionees"), Options to purchase such number of shares of Common Stock on such terms and conditions as the Board may determine. The date on which the Board approves the grant of an Option (or such later date as is specified by the Board) shall be considered the date on which such Option is granted. In the event Viasource is a Public Company, any Option granted to a "covered employee" as defined in Section 162(m)(3) of the Code ("Covered Employee") shall be made by the Outside Director Committee. In the event Viasource is a Public Company, the




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maximum number of shares of Common Stock subject to Options that may be granted during any calendar year under the Plan to any Covered Employee shall be one million (1,000,000).

         8.       LIMITATION ON INCENTIVE STOCK OPTIONS

                  (a) TEN PERCENT STOCKHOLDER. Notwithstanding any other provision of this Plan to the contrary, no individual may receive an Incentive Stock Option under the Plan if such individual, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless
                           (i) the purchase price for each share of Common Stock subject to such Incentive Stock Option is at least 110 percent (110%) of the fair market value of a share of Common Stock on the date of grant (as determined in good faith by the Board) and (ii) such Incentive Stock Option is not exercisable after the date which is five (5) years from the date of grant.

                  (b) LIMITATION ON GRANTS. The aggregate fair market value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000. If an Incentive Stock Option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such Option which is in excess of the $100,000 limitation, and any Options issued subsequently in the same calendar year, shall be treated as a non-qualified stock option pursuant to Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which Incentive Stock Options may be granted under this Plan and all such other plans.

         9.       OPTION AGREEMENTS
         All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by Viasource and by the Optionee, in such form or forms as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; PROVIDED, HOWEVER, that all such Option




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Agreements shall comply with all terms of the Plan.

         10.      OPTION PRICE

         The purchase price of each share of Common Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement, and subject to the provisions of Section 8(a) above, shall be not less than 100 percent (100%) of the fair market value of a share of Common Stock on the date the Option is granted. If the Common Stock is then listed on any national securities exchange, the fair market value shall be the closing price of a share of Common Stock on such exchange on the last trading day immediately prior to the date of grant; PROVIDED, HOWEVER, that when granting Incentive Stock Options, the Board shall determine fair market value in accordance with the provisions of Section 422 of the Code. If the Common Stock is not listed on any such exchange, the fair market value shall be determined in good faith by the Board.

         11.      TERM AND VESTING OF OPTIONS

                  (a) OPTION PERIOD. Subject to the provisions of Sections 8(a) and Section 14 hereof, each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten (10) years from the date such Option is granted, or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option. Notwithstanding the foregoing, the Board may in its discretion, at any time prior to the expiration or termination of any Option, extend the term of any such Option for such additional period as the Board in its discretion may determine; PROVIDED, HOWEVER, that in no event shall the aggregate option period with respect to any Option, including the initial term of such Option and any extensions thereof, exceed (10) years.

                  (b) VESTING. Each Option Agreement will specify the vesting schedule applicable to Options. Notwithstanding the foregoing, the Board may in its discretion provide that any vesting requirement or other such limitation on the exercise of an Option may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.

         12.      MANNER OF EXERCISE AND PAYMENT

                  (a) EXERCISE. An Option that is exercisable hereunder may be exercised by delivery to Viasource on any business day, at its principal office, addressed to the attention of the Stock Option Administrator, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in




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                           full of the Option Price of the shares for which the
                           Option is being exercised, by one or more of the methods provided below. The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of one hundred (100) shares or the maximum number of shares available for purchase under the Option at the time of exercise.

                  (b) PAYMENT. Payment of the Option Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) to the extent permitted by applicable law and agreed to by the Board in its sole and absolute discretion, through the tender to Viasource of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 10 above) on the date of exercise; (iii) to the extent permitted by applicable law and agreed to by the Board in its sole and absolute discretion, by delivering a written direction to Viasource that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to Viasource by a broker upon receipt of stock certificates from Viasource) or a "cashless" exercise/loan procedure (pursuant to which the Optionees would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to Viasource whereby the stock certificate or certificates for the shares of Common Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to Viasource cash (or cash equivalents acceptable to Viasource) equal to the Option Price for the shares of Common Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that Viasource may, in its judgment, be required to withhold with respect to the exercise of the Option; (iv) to the extent permitted by applicable law and agreed to by the Board in its sole and absolute discretion, by the delivery of a promissory note of the Optionee to Viasource on such terms as the Board shall specify in its sole and absolute discretion; or (v) by a combination of the methods described in clauses (i), (ii), (iii) and
                           (iv). Payment in full of the Option Price need not accompany the written notice of exercise if the Option is exercised pursuant to the "cashless" exercise/sale procedure described above. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

                  (c) ISSUANCE OF CERTIFICATES. Promptly after the exercise of an Option, the




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                           individual exercising the Option shall be entitled to
                           the issuance of a certificate or certificates evidencing his ownership of such shares of Common Stock. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Common Stock covered thereby are fully paid and issued to him and, except as provided in
                           Section 19 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.



         13.      TRANSFERABILITY OF OPTIONS

                  (a) INCENTIVE STOCK OPTIONS. No Incentive Stock Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

                  (b) NON-QUALIFIED STOCK OPTIONS. Unless otherwise permitted by the Board in its sole and absolute discretion, no non-qualified stock option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

         14.      TERMINATION OF EMPLOYMENT, DEATH, OR DISABILITY

                  (a) GENERAL. Unless otherwise provided in an Option Agreement, upon the termination of the employment or other service of an Optionee with Company, other than by reason of Cause (as defined below), death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, any Option granted to such Optionee which has vested as of the date upon which the termination occurs shall be exercisable for a period not to exceed ninety (90) days after such termination. Upon such termination the Optionee's unvested Options shall expire and the Optionee shall have no further right to purchase shares of Common Stock pursuant to such unvested Option. Notwithstanding the provisions of this Section 14, the Board may provide, in its discretion, that following the termination of employment or service of an Optionee with Company (for any reason), an Optionee may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 11(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 11(b) above. Unless otherwise determined by the Board, temporary absence from employment or service because of illness, vacation, approved leaves of absence, military service and transfer of employment shall not constitute a termination of employment or service with the Company.


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                  (b)      CAUSE. Upon termination of the employment or other
                           service of an Optionee with the Company for Cause, any Option granted to the Optionee shall expire immediately and the Optionee shall have no further right to purchase shares of Common Stock pursuant to such Options. For purposes of the Plan, "Cause" means
                           (i) failure or refusal of the Optionee to perform the duties and responsibilities that the Company requires to be performed by him, (ii) gross negligence or willful misconduct by the Optionee in the performance of his duties, (iii) commission by the Optionee of an act of dishonesty affecting the Company, or the commission of an act constituting common law fraud or a felony, or (iv) the Optionee's commission of an act (other than the good faith exercise of his business judgment in the exercise of his responsibilities) resulting in material damages to the Company. Notwithstanding the above, if an Optionee and the Company have entered into an employment or consulting agreement which defines the term "Cause" for purposes of such employment or consulting agreement, "Cause" shall be defined pursuant to the definition in such employment agreement with respect to such Optionee's Options. The Board shall determine whether Cause exists for purposes of this Plan.

                  (c) DEATH. If an Optionee dies while in the employ or service of the Company all options held by such Optionee shall vest upon the date of the Optionee's death. The Optionee's estate or the devisee named in the Optionee's valid last will and testament or the Optionee's heir at law who inherits the Option has the right, at any time within a period not to exceed one (1) year after the date of such Optionee's death and prior to termination of the Option pursuant to
                           Section 11(a) above, to exercise, in whole or in part, any portion of the Option held by such Optionee at the date of such Optionee's death.

                  (d) DISABILITY. If an Optionee terminates employment or service with the Company by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, all Options held by such Optionee shall vest upon such termination. The Optionee has the right at any time within a period not to exceed one (1) year after a termination of employment or service by reason of "permanent and total disability" and prior to termination of the Option pursuant to Section 11(a) above, to exercise, in whole or in part, any portion of the Option held by such Optionee at the date of termination. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive.



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         15.      USE OF PROCEEDS

         The proceeds received by Viasource from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of Viasource.

         16.      REQUIREMENTS OF LAW

                  (a) VIOLATIONS OF LAW. The Company shall not be required to sell or issue any shares of Common Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

                  (b) REGISTRATION. At the time of any exercise of any Option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionee (or his or her heirs, legatees or legal representative, as the case may be), as a condition to the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee (or his or her heirs, legatees or legal representative, as the case may be) upon his or her exercise of part or all of the Option and a stop transfer order may be placed with the transfer agent. Each Option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to Company in its sole discretion. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option or to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

                  (c) WITHHOLDING. The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to: (i) the withholding of delivery of shares of Common Stock upon exercise of Options until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable upon exercise of such Options in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) withholding the amount due from any such person's wages or compensation due to such person, or (iv) requiring the Optionee to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

                  (d) GOVERNING LAW. This Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

         17.      AMENDMENT AND TERMINATION OF THE PLAN
         The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Options have not been granted; PROVIDED, HOWEVER, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of Viasource at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Articles of Incorporation and By-Laws of Viasource shall be required for any amendment (i) that changes the requirements as to Eligible Individuals to receive Options under the Plan, (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be sold pursuant to Options that are granted under the Plan (except as permitted under Section 19 hereof), or (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded. Except as permitted under Section 19 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

         18.      EFFECT OF INITIAL PUBLIC OFFERING



         If Viasource should become a Public Company, no Options shall be granted to a Covered Employee after the first meeting of shareholders at which directors are elected that occurs after the close of the third calendar year following the calendar year in which an "Initial Public Offering" (as defined below) occurs, or if Viasource becomes a Public Company without an Initial Public

Offering, the first calendar year in which Viasource becomes publicly held, unless Viasource satisfies the shareholder approval requirement as set forth in Regulation Section 1.162-27(e)(4)(i) of the Code prior to such amendment of the Plan. An "Initial Public Offering" shall be deemed to have occurred if there is a closing of an underwritten public offering by Viasource pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended, covering the offer and sale of Viasource's Common Stock for the account of Viasource for cash.

         19. RECAPITALIZATION, REORGANIZATIONS, CHANGE IN CONTROL AND OTHER CORPORATE EVENTS

                  (a) RECAPITALIZATION. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Viasource by reason of any recapitalization, reclassification, reorganization
                           (other than as described in Section 19(b) below), stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of Viasource, or other increase or decrease in such shares effected without receipt of consideration by Viasource, occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Board (i) in the aggregate number and kind of shares of Common Stock available under the Plan, (ii) in the number and kind of shares of Common Stock issuable upon exercise of outstanding Options granted under the Plan, and (iii) in the Option Price per share of outstanding Options granted under the Plan.

                  (b) REORGANIZATION. Unless otherwise provided in an Option Agreement, in the event of a Reorganization (as defined below) of Viasource, the Board may in its sole and absolute discretion, provide on a case by case basis that some or all outstanding Options may become immediately exercisable, without regard to any limitation on exercise imposed pursuant to Section 11(b). In the event of a Reorganization of Viasource, the Board may, in its sole and absolute discretion, provide on a case by case basis that Options shall terminate upon a Reorganization, provided however, that Optionee shall have the right, immediately prior to the occurrence of such Reorganization and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise any vested Option in whole or in part. In the event that the Board does not terminate an Option upon a Reorganization of Viasource, then each outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock would have been entitled to upon such Reorganization. For purposes of this Plan a "Reorganization" of an entity shall be deemed to occur if such entity is a party to a merger, consolidation, reorganization, or other business combination with one or more entities in which said entity is not the surviving entity, if such entity disposes of substantially all of its assets, or if such entity is a party to a spin-off, split-off, split-up or similar transaction; provided, however, that the transaction shall not be a Reorganization if Viasource, any Parent or any Subsidiary is the surviving entity.

                  (c) CHANGE IN CONTROL. Unless otherwise provided in an Option Agreement, in the event of a Change in Control (as defined below) of Viasource, the Board may, in its sole and absolute discretion, provide on a case by case basis that some or all outstanding Options may become immediately exercisable, without regard to any limitation on exercise imposed pursuant to
                           Section 11(b). In the event of a Change in Control of Viasource, the Board may, in its sole and absolute discretion, provide on a case by case basis that Options shall terminate, provided however, that Optionee shall have the right for a reasonable period as the Board in its sole discretion shall determine and designate, to exercise any vested Option in whole or in part. For purposes of the Plan, a "Change in Control" shall be deemed to occur if any person shall acquire direct or indirect beneficial ownership (whether as a result of stock ownership, revocable or irrevocable proxies or otherwise) of securities of an entity, pursuant to one or more transactions, such that after consummation and as a result of such transaction, such person has direct or indirect beneficial ownership of 50% or more of the total combined voting power with respect to the election of directors of the issued and outstanding securities of Viasource. For purposes of the Plan, a "person" shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange
                           Act), other than a Parent or Subsidiary, and "beneficial ownership" shall be determined in accordance with Rule 13d-3 under the Exchange Act.

                  (d) CHANGE IN STATUS OF PARENT OR SUBSIDIARY. Unless otherwise provided in an Option Agreement, in the event of a Change in Control or Reorganization of a Parent or Subsidiary, or in the event that a Parent or Subsidiary ceases to be a Parent or Subsidiary as defined in Section 424 of the Code, the Board may, in its sole and absolute discretion, (i) provide on a case by case basis that some or all outstanding Options held by an optionee employed by or performing service for such Parent or Subsidiary may become immediately exercisable, without regard to any limitation on exercise imposed pursuant to Section 11(b) and/or (ii) treat the employment or other services of an Optionee employed by such Parent or Subsidiary as terminated (and such Optionee shall have the right to exercise his or her Options in accordance with Section 14(a) of the Plan) if such Optionee is not employed by

                           Viasource or any Parent or Subsidiary immediately after such event.



                  (e) DISSOLUTION OR LIQUIDATION. Upon the dissolution or liquidation of Viasource, the Plan and all Options outstanding hereunder shall terminate. In the event of any termination of the Plan under this Section 19(e), each individual holding an Option shall have the right, immediately prior to the occurrence of such termination and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any vesting or other limitation on exercise imposed pursuant to Section 11(b) above.

                  (f) ADJUSTMENTS. Adjustments under this Section 19 related to stock or securities of Viasource shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

                  (g) NO LIMITATIONS. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of Viasource to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

         20.      VIASOURCE'S RIGHT TO PURCHASE OPTION STOCK

         Viasource shall have the right to repurchase any Common Stock purchased by an Optionee ("Option Stock") following such Optionee's termination of service or affiliation with the Company for any reason. The price for repurchasing the Option Stock shall be equal to the fair market value of the Option Stock (determined in the manner described in Section 10 above) on the date of such termination of service or affiliation. Should Viasource fail to exercise such repurchase right within ninety (90) days following the date of such Optionee's termination of service or affiliation, Viasource shall be deemed to have waived such right. If an Initial Public Offering occurs, the provisions of this Section 20 shall cease to be effective.

         21.      RIGHT OF FIRST REFUSAL REGARDING OPTION STOCK

         An Optionee who desires to dispose of any Option Stock shall first offer the Option Stock to Viasource. The Optionee shall provide notice to Viasource indicating the Optionee's desire to dispose of Option Stock. Viasource shall have the irrevocable and exclusive first option, but not the obligation, to purchase all or a portion of the Option Stock, provided Viasource provides notice of its election to purchase the Option Stock within sixty days after Viasource receives the Optionee's notice. The purchase price to be paid by Viasource for the Option Stock being offered by the Optionee shall be equal to the fair market value of the Option Stock (determined in the manner described in Section 10 above) on the date that such notice is provided to Viasource. If an Initial Public Offering occurs, the provisions of this Section 21 shall cease to be effective.

         22. FORFEITURE OF GAIN IF TERMINATED FOR CAUSE OR FOR BREACH OF NON-COMPETE AGREEMENT

         An Option Agreement may provide that if an Optionee's employment or service is terminated for Cause, or if an Optionee violates the terms of any non-compete provisions of any agreement entered into by the Optionee and the Company, then the Optionee shall pay to Viasource any "gains" (as defined in such Option Agreement) related to such Option.

         23.      DISCLAIMER OF RIGHTS

         No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any Option holder, at any time, or to terminate any employment or other relationship between any individual and the Company. A holder of an Option shall not be deemed for any purpose to be a stockholder of Viasource with respect to such Option except to the extent that such Option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 19 hereof.

         24.      NONEXCLUSIVITY OF THE PLAN

         The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights other than under the Plan.

         25.      SEVERABILITY

         If any provision of the Plan or any Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

         26.      NOTICES

         Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to ViaSource, to its principal place of business, attention: Stock Option Administrator, and if to the holder of an Option, to the address as appearing on the records of the Company.